PACE® Select Advisors Trust

Summary Prospectus Supplement | February 24, 2023

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus") dated November 28, 2022.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Sirios Capital Management L.P. ("Sirios") as subadvisor to the fund, effective as of the close of business on February 24, 2023. In addition, at the recommendation of UBS AM, the Board has appointed Electron Capital Partners, LLC ("Electron") to serve as a new subadvisor to the fund. Electron assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on February 21, 2023.

Effective immediately, the Summary Prospectus is hereby revised as follows:

All references to "Sirios Capital Management L.P." or "Sirios" as a subadvisor to PACE Alternative Strategies Investments in the Summary Prospectus are hereby deleted.

The section captioned "Management process" beginning on page 2 of the Summary Prospectus is revised by adding the following as the last bullet point under the fourth paragraph of that section:

•  A "long/short global equity" strategy focused on renewable energy and the associated supply chain in which the subadvisor seeks to achieve absolute returns by buying primarily publicly traded equity securities "long" that the subadvisor believes will out-perform the market and selling primarily publicly traded equity securities "short" that the subadvisor believes will underperform the market.

The section captioned "Risk/return bar chart and table" on page 6 of the Summary Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Electron Capital Partners, LLC ("Electron"), assumed day-to-day management of the fund's assets on February 21, 2023.

ZS-1211

The section captioned "Investment manager and advisor(s)" on page 7 of the Summary Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar and Electron serve as the fund's subadvisors.

The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by adding the following as the last bullet point of that section:

•  Electron—Jos Shaver, Managing Partner and Chief Investment Officer, Ran Zhou, Partner and Portfolio Manager, and Neil Choi, Partner and Portfolio Manager, have been portfolio managers of the fund since February 2023.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.